UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  April 11, 2006
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                        333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                     2188 Highway 86 Milford, Iowa  51351
       ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701
                                                      --------------

ITEM  8.01.  OTHER EVENTS

On April 11, 2006, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country's New "SS" Wheel Cover in Full Production -
$400,000 in Revenue Projected Yet This Year" The text of this press release can be reviewed in its entirety under the attached Exhibit 99.21.



ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.21        Press Release dated April 11, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   April 11, 2006
    -------------------------

                                     By: /s/ David Davis
                                        --------------------------
                                             David Davis, CFO
                                             for
                                             John Gault
                                             Principal Executive Officer
                                              and Director